UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06719

            Sterling Capital Funds

(Exact name of registrant as specified in charter)

                         3605 Glenwood Avenue, Suite 100

                                 Raleigh, NC 27612

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Funds

3605 Glenwood Avenue, Suite 100

              Raleigh, NC 27612

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 228-1872

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING
CAPITAL FUNDS

ANNUAL REPORT

DECEMBER 31, 2015

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

●	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

●	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

●	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

  1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

DEAR FELLOW SHAREHOLDER:

On the heels of a rather uneventful first half of 2015 for domestic equities, a variety of economic and political events around the world combined to make the second half of the year much more volatile. As the typically slow summer season got into full swing, Greece returned to the headlines, first as a bailout referendum was voted down, and shortly thereafter when new bailout terms were reached with the European Union. China devalued the yuan in early August, prompting a meaningful selloff in global equity markets. While hopes for increased stimulus out of the Bank of Japan and the European Central Bank buoyed markets as we moved into the fall, continued commodity weakness, Fed-related anxiety (and an eventual benchmark interest rate increase), and the Paris and San Bernardino terror attacks combined to bring the year to a close on a rather weak note. Though the main sources of recent market volatility have largely originated overseas, domestic economic data has been far from spectacular, as weakness in manufacturing and construction has offset an improving employment picture.

While the broad Russell 3000® Index posted a rather unremarkable return of -1.11 percent for the second half of the year, a number of underlying trends within the equity and fixed income markets pointed to growing uneasiness among investors. Early signs of a shift in industry leadership began to emerge as many groups that performed well in the first half of the year, most notably the Pharmaceutical, Biotechnology, and Health Care Services industries, gave way to more historically defensive groups such as Food & Beverage, as well as rate-sensitive groups such as Utilities and REITs. A shift in risk posture was also evident across the broader market cap spectrum as the large-cap Russell 1000® Index outperformed the small-cap Russell 2000® Index by over 700 basis points for the six month period after trailing during the first half of the year. Possibly the most significant sign of turbulence during the period came from the fixed income market as credit spreads continued to rise, propelled by ongoing weakness in high-yield energy securities.

In spite of heightened volatility, we remain cautiously optimistic with respect to the near term outlook for the domestic economy and equity market. While fourth quarter data is likely to exhibit continued softness, we feel the probability of domestic recession is low, which should limit the downside for domestic equities, in our view. We expect the path of equity returns in 2016 will be influenced by a number of factors, including China’s continuing economic transition, the side effects of cheap oil (both positive and negative), and the divergence of domestic and European monetary policy. We anticipate continued improvement in the domestic employment market, which we believe should drive wage growth and spur consumer spending, supporting our preference for equities with outsized domestic revenue exposure.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

Sincerely yours,

James T. Gillespie	Gerald M. Van Horn, CFA
President, Sterling Capital Funds	Executive Director, Sterling Capital
Management LLC

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of principal.

1

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

2

PORTFOLIO MANAGER’S COMMENTARY

Sterling Capital Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA

U.S. mid cap equities declined 2.4 percent in 2015, posting a loss for the first time since 2011 as international weakness weighed on risk assets, particularly in the commodity complex. Energy sector stocks bore the brunt of the pain, declining by more than 30 percent as the negative effects of subdued oil demand were compounded by abundant supply from OPEC and the U.S. In addition, comparatively strong domestic economic data, combined with a move toward tighter monetary policy from the Federal Reserve served to boost the dollar, hampering U.S. manufacturing activity and dragging down late-cyclical stocks across the board (Energy, Materials & Processing, Producer Durables). Market leadership for the year was generally defensive in nature as evidenced by positive absolute performance and notable relative outperformance by the Consumer Staples and Health Care sectors.

The Sterling Capital Stratton Mid Cap Value Fund’s Institutional Shares posted a total return, net of fees, of -1.75 percent in 2015. Comparatively, the Russell Midcap® Value Index delivered a total return of -4.78 percent. Since its strategy change on May 1, 2013 until December 31, 2015, the Sterling Capital Stratton Mid Cap Value Fund has posted an annualized return of 10.26 percent, versus 9.12 percent for the Russell Midcap® Value Index during the same period.

On an absolute return basis, the Fund’s performance during the year was led by holdings in the Technology, Health Care, and Consumer Staples sectors. Within these sectors, standout performers included videogame maker Activision Blizzard, which nearly doubled, clinical research provider ICON, and convenience store operator Casey’s General Stores. Fund holdings within the Producer Durables and Energy sectors lagged as the commodity slump continued. Underperformers in these two sectors included natural gas producer Cabot Oil & Gas, railcar manufacturer Greenbrier, industrial equipment lessor United Rentals, generator manufacturer Generac, and oilfield service provider Superior Energy Services.

The Fund’s relative outperformance during 2015, compared to the Russell Midcap® Value Index, was driven by positive effects from both stock selection and sector allocation. Positive stock selection was primarily driven by holdings within the Technology, Energy, and Health Care sectors. Outperformers among the Fund’s Technology sector holdings included Activision Blizzard, Skyworks Solutions, and CDW Corporation. Within the Energy sector, the Fund’s holding of Phillips 66 posted standout relative performance. Health Care outperformers included ICON, PerkinElmer, Becton Dickenson, Thermo Fisher, and Allergan. Positive sector allocation effects were generated across several sectors with the largest boost coming from the Fund’s underexposure to Energy, the worst performing sector in the Index during 2015. Serving as a partial offset, negative stock selection within the Producer Durables sector was a drag on relative performance.

We maintain our outlook for a slow, prolonged expansion of the U.S. economy for the foreseeable future, although risks have risen for equities due to international economic weakness and a general deterioration in financial conditions. We believe that monetary policy divergence between the U.S. and the rest of the world will continue to drive heightened volatility; however, tame inflation, in our view, will provide cover for the Federal Reserve to proceed slowly and with caution. We continue to expect lower energy prices and international central bank stimulus efforts to serve as an eventual boost

PORTFOLIO MANAGER’S COMMENTARY

Sterling Capital Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA

to global growth, although the economic benefits have been admittedly underwhelming thus far. We maintain our continued preference for equities with outsized domestic revenue exposure, as well as “quality” attributes given the ambiguous global macro environment and we anticipate leadership by companies benefiting from lower commodity prices, especially consumer oriented businesses.

Portfolio holdings are as of 12/31/15. They are subject to change and risk at any time. The Fund invests primarily in stocks of mid cap companies which may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or remain undervalued for longer than anticipated. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.sterlingcapitalfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Sterling Capital Stratton Real Estate Fund — Andrew T. DiZio, CFA

The Real Estate sector acted as an interest rate proxy for much of 2015, with REIT stocks generally trading inversely to 10 year U.S. Treasury yields through October. This correlation finally broke down in the final two months, with REITs rising and ultimately posting gains for the full year despite an increase in Treasury yields. Against this backdrop, the Sterling Capital Stratton Real Estate Fund’s Institutional Shares produced a total return of 1.85 percent in 2015, which compares to the 2.83 percent return of the FTSE NAREIT All Equity REITs Index.

Within the FTSE NAREIT All Equity REITs Index, Self Storage was the top performing property subsector of 2015. The combination of limited new supply, persistent demand growth from individuals and small businesses, and the technological advantage enjoyed by the few large operators in a highly fragmented industry, drove healthy growth in net operating income. Data Centers also posted strong returns as businesses of all sizes continued to migrate their IT workloads to the cloud. Lodging was the worst performing subsector of 2015; concerns over falling room demand driven by decreasing inbound international visitation and reductions in corporate travel were realized, and the subsector suffered multiple rounds of public company guidance cuts.

The Fund’s underperformance relative to the FTSE NAREIT All Equity REITs Index was driven by stock selection within, and underweight allocations to, the Data Center and Self Storage subsectors, as well as an overweight allocation to Lodging. The Fund’s non-ownership of Self Storage heavyweight Public Storage, which rose 38 percent during the year, was the single largest contributor to underperformance. Within Lodging, RLJ Lodging Trust and Chesapeake Lodging Trust were the Fund’s worst performers. Partially offsetting these negatives, the Retail, Residential, Health Care, and Specialty subsectors all supported performance both in terms of stock selection and sector allocation. Positive highlights included outperformance by apartment owners Mid-America Apartments and UDR, mall owner Simon Properties, and shopping center landlord Acadia Realty.

The main changes to the Fund’s property subsector exposure in 2015 were increases in Infrastructure and Residential, and a decrease to Lodging. New purchases included Mid-America Apartments, Brixmor Property Group, Summit Hotel Properties, Communications Sales & Leasing, Equity Lifestyle Properties, EPR Properties, and American Assets Trust. Notable sales included the Fund’s elimination of DDR Corp., Weyerhaeuser, LaSalle Hotel Properties, Starwood Hotels, and Camden Property Trust.

As we think about 2016, we believe that the “consensus” outlook for REIT stocks among broader market participants has been generally wrong the past three years, with the sector tending to out- and under-perform broader indices opposite of expectations. Though admittedly biased as managers of a Real Estate dedicated fund, we believe the inability of generalists to accurately predict aggregate REIT returns (relative to other sectors) supports the case for REITs as a permanent part of a long-term-oriented portfolio. Moreover, we view price volatility in REIT shares introduced by intermittent capital flows from non-dedicated investors as providing us with windows to appropriately position our portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Sterling Capital Stratton Real Estate Fund — Andrew T. DiZio, CFA

As for our forward outlook on the REIT sector, we think that yet another year of low interest rates and slow growth is in store for the economy. This combination of “low and slow” has proven to be supportive of REIT fundamentals, providing more than enough demand to fill the limited amount of new commercial real estate development taking place nationwide. With new supply a relative “known” (buildings don’t appear out of thin air), the demand side of the equation is our primary focus, and we don’t foresee a major economic contraction in 2016. Ultimately, we look for ongoing investor interest in predictable cash flows to support total returns in line with REIT earnings growth.

Portfolio holdings are as of 12/31/15. They are subject to change and risk at any time. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.sterlingcapitalfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGER’S COMMENTARY

Sterling Capital Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA

Though the small cap equity market began 2015 on the right foot, posting a return of 4.75 percent through June 30, 2015, momentum quickly waned as the second half of the year got under way. The Russell 2000® Index posted a return of -8.75 percent during the second half of 2015, bringing the benchmark’s calendar year return to -4.41 percent.

A variety of economic and political events around the world combined to spur a significant shift in risk positioning over the summer and the impact of that shift is evident in full year results. While small cap equities outperformed large caps through the first half of 2015, they trailed significantly in the second half and ended 2015 over 500 basis points behind. The decrease in risk appetite highlighted by the underperformance of small cap equities relative to large was also evident in sector performance results within the broad small cap benchmark. Traditionally-defensive industry groups, including Utilities and Consumer Staples, outperformed for the full year while more economically-sensitive groups such as Energy, Materials & Processing, and Consumer Discretionary suffered most.

The Sterling Capital Stratton Small Cap Value Fund’s Institutional Shares posted a return of -4.14 percent during 2015, outperforming the Russell 2000® Value Index by 333 basis points. The greatest contributors to relative performance during the period were the Fund’s underexposure to the still-suffering Energy sector as well as positive stock selection within the Energy, Consumer Discretionary, Financial Services, Consumer Staples, and Health Care sectors. Notably strong performance during the period came from Consumer Discretionary holdings Jarden Corp. and ANN, Inc., Financial Service holdings Signature Bank and Selective Insurance Group, Inc., Consumer Staples holding Casey’s General Stores, Inc., and Health Care holding PAREXEL International Corp.

Relative performance during the period was hindered by the Fund’s overexposure to the Materials & Processing sector, which lagged the overall benchmark return, as well as negative stock selection within the Technology sector.

Portfolio holdings are as of 12/31/15. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.sterlingcapitalfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS December 31, 2015

Sterling Capital Stratton Mid Cap Value Fund

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings

Berry Plastics Group, Inc. (1.6%)	Cabela’s, Inc.
Edgewell Personal Care Co. (1.6%)	Energizer Holdings, Inc.
Ingredion, Inc. (1.6%)	Generac Holdings, Inc.
Mid-America Apartment Communities, Inc. (1.3%)	MasTec, Inc.
NetScout Systems, Inc. (1.5%)	Medical Properties Trust, Inc.
Thor Industries, Inc. (1.4%)	WESCO International, Inc.

Sector Categories (% of Net Assets)

Financials	28.0%	Consumer Discretionary	12.1%	Energy	4.5%
Information Technology	16.1%	Materials	8.1%	Industrials	3.9%
Health Care	14.1%	Consumer Staples	6.7%	Utilities	3.1%

Ten Largest Holdings*
	Market Value	% of NA
Casey’s General Stores, Inc.	$ 2,252,415	3.5%
Mohawk Industries, Inc.	2,083,290	3.2%
Southwest Gas Corp.	1,985,760	3.1%
Activision Blizzard, Inc.	1,954,855	3.0%
ICON Plc	1,849,260	2.9%
Fiserv, Inc.	1,792,616	2.8%
Avery Dennison Corp.	1,792,076	2.8%
American Financial Group, Inc.	1,758,752	2.7%
The Macerich Co.	1,718,697	2.7%
Becton, Dickinson & Co.	1,679,581	2.6%
	$18,867,302	29.3%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2015

Sterling Capital Stratton Real Estate Fund

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings

American Assets Trust, Inc. (0.9%)	DDR Corp.
Communications Sales & Leasing, Inc. (1.2%)	Starwood Hotels & Resorts Worldwide, Inc.
EPR Properties (1.1%)	Trade Street Residential, Inc.
Equity Lifestyle Properties, Inc. (1.1%)	Weyerhaeuser Co.

Sector Categories (% of Net Assets)

Retail	27.3%	Hotel & Resort	10.0%
Residential	18.0%	Health Care	9.0%
Specialized	15.9%	Industrial	3.5%
Office	12.5%	Diversified	2.7%

Ten Largest Holdings*
	Market Value	% of NA
Simon Property Group, Inc.	$ 8,313,671	8.6%
Crown Castle International Corp.	5,187,000	5.4%
UDR, Inc.	3,381,300	3.5%
The Macerich Co.	3,227,600	3.4%
General Growth Properties, Inc.	3,129,150	3.3%
Essex Property Trust, Inc.	3,112,330	3.2%
Vornado Realty Trust	2,998,800	3.1%
SL Green Realty Corp.	2,937,480	3.1%
Mid-America Apartment Communities, Inc.	2,905,920	3.0%
Acadia Realty Trust	2,900,625	3.0%
	$38,093,876	39.6%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS December 31, 2015

Sterling Capital Stratton Small Cap Value Fund

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings

ANN, Inc.
Generac Holdings, Inc.
None	Home Properties, Inc.
Worthington Industries, Inc.
WP GLIMCHER, Inc.

Sector Categories (% of Net Assets)

Financials	33.9%	Consumer Discretionary	12.4%	Materials	5.1%
Information Technology	15.5%	Health Care	6.7%	Consumer Staples	4.7%
Industrials	12.5%	Utilities	5.9%	Energy	1.5%

Ten Largest Holdings*
	Market Value	% of NA
PAREXEL International Corp.	$ 39,117,910	3.4%
Jarden Corp.	39,104,352	3.4%
West Pharmaceutical Services, Inc.	38,872,010	3.4%
Casey’s General Stores, Inc.	38,279,010	3.3%
Signature Bank	33,235,279	2.9%
JetBlue Airways Corp.	27,152,820	2.3%
SVB Financial Group	26,205,560	2.3%
PolyOne Corp.	25,503,280	2.2%
EnerSys	23,985,581	2.1%
Silgan Holdings, Inc.	23,357,456	2.0%
	$314,813,258	27.3%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Sterling Capital Stratton Mid Cap Value Fund

The Sterling Capital Stratton Mid Cap Value Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. The Fund uses a value investment approach to invest primarily in common stock and securities convertible into common stock of mid capitalization companies (those with market capitalizations that are within the range of the market capitalization of companies constituting the Russell Midcap® Index.) Management believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, management focuses on a stock’s fundamental valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. Shawn M. Gallagher, CFA, is the Lead Portfolio Manager of the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STERLING CAPITAL STRATTON MID CAP VALUE FUND, THE RUSSELL MIDCAP® VALUE INDEX1,

THE RUSSELL MIDCAP® INDEX2 AND THE RUSSELL 3000® VALUE INDEX3

TEN YEAR PERFORMANCE (1/01/06 - 12/31/15)4

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at www.sterlingcapitalfunds.com. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. The performance shown here is that of Stratton Mid Cap Value Fund (the “Predecessor Fund”), which reorganized into the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the Predecessor Fund.

[1]

The Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an index.

[3]

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2015) of the investable U.S. equity market. It is not possible to invest directly in an index.

[4]

Effective May 1, 2013, the benchmark of the Fund was changed from the Russell 3000® Value Index to the Russell Midcap® Value Index. The Fund’s broad-based securities market index was changed to provide a more accurate comparison of the Fund’s performance against the returns of an index comprised of securities with similar characteristics to those of the Fund. It is not possible to invest directly in an index.

[5]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.
[6]	Reflects 5.75% maximum sales charge.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Sterling Capital Stratton Real Estate Fund

The Sterling Capital Stratton Real Estate Fund seeks total return through investment in real estate securities. The Fund invests primarily in securities of real estate and real estate related companies, or in companies which own significant real estate assets at the time of purchase including REITs. Andrew T. DiZio, CFA, is the Lead Portfolio Manager of the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STERLING CAPITAL STRATTON REAL ESTATE FUND

AND THE S&P 500® INDEX1,2

TEN YEAR PERFORMANCE (1/01/06 - 12/31/15)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at www.sterlingcapitalfunds.com. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. The performance shown here is that of Stratton Real Estate Fund (the “Predecessor Fund”), which reorganized into the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the Predecessor Fund.

[1]	Performance information for the Fund’s primary benchmark, the FTSE NAREIT All Equity REITs Index, is not provided because the index has not existed for 10 years.
[2]

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.
[4]	Reflects 5.75% maximum sales charge.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Sterling Capital Stratton Small Cap Value Fund

The Sterling Capital Stratton Small Cap Value Fund seeks long-term capital appreciation. The Fund uses a value investment approach to invest primarily in common stock and securities convertible into common stock of small capitalization companies (those with market capitalizations that are below the market capitalization of the largest company in the Russell 2000® Index). Management believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, management focuses on a stock’s fundamental valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. Gerald M. Van Horn, CFA, is the Lead Portfolio Manager of the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STERLING CAPITAL STRATTON SMALL CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX1 AND THE RUSSELL 2000® INDEX2

TEN YEAR PERFORMANCE (1/01/06 - 12/31/15)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at www.sterlingcapitalfunds.com. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. The performance shown here is that of Stratton Small Cap Value Fund (the “Predecessor Fund”), which reorganized into the Fund at the close of business on November 13, 2015. Because the Fund had no investment operations prior to the closing of the reorganization, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to November 16, 2015 is that of the Predecessor Fund. Performance for Class A Shares and Class C Shares, prior to the date of commencement of operations on November 16, 2015, is based on the performance of the Predecessor Fund.

[1]

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 9% of the Russell 3000® Index total market capitalization. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2015) of the investable U.S. equity market. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.
[4]	Reflects 5.75% maximum sales charge.

SCHEDULE OF INVESTMENTS December 31, 2015

Sterling Capital Stratton Mid Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.6%
Consumer Discretionary – 12.1%
Macy’s, Inc.	17,300	$605,154
Magna International, Inc.	29,540	1,198,142
Mohawk Industries, Inc.†	11,000	2,083,290
PulteGroup, Inc.	46,700	832,194
Royal Caribbean Cruises Ltd.	13,900	1,406,819
Thor Industries, Inc.	16,100	904,015
VF Corp.	12,200	759,450

		7,789,064

Consumer Staples – 6.7%
Casey’s General Stores, Inc.	18,700	2,252,415
Edgewell Personal Care Co.	13,200	1,034,484
Ingredion, Inc.	10,800	1,035,072

		4,321,971

Energy – 4.5%
Cabot Oil & Gas Corp.	39,300	695,217
Phillips 66	16,300	1,333,340
Superior Energy Services, Inc.	62,300	839,181

		2,867,738

Financials – 28.0%
Affiliated Managers Group, Inc.†	7,200	1,150,272
American Financial Group, Inc.	24,400	1,758,752
Ameriprise Financial, Inc.	11,800	1,255,756
DDR Corp. REIT	49,600	835,264
EastWest Bancorp, Inc.	28,300	1,176,148
EastGroup Properties, Inc. REIT	13,000	722,930
First Republic Bank/CA	19,800	1,307,988
Highwoods Properties, Inc. REIT	32,900	1,434,440
Huntington Bancshares, Inc.	110,600	1,223,236
KeyCorp	103,000	1,358,570
The Macerich Co. REIT	21,300	1,718,697
Mid-America Apartment Communities, Inc. REIT	9,000	817,290
RLJ Lodging Trust REIT	36,000	778,680
SVB Financial Group†	9,400	1,117,660
Torchmark Corp.	24,000	1,371,840

		18,027,523

Health Care – 14.1%
Becton, Dickinson & Co.	10,900	1,679,581
ICON Plc†	23,800	1,849,260
Mylan NV†	23,600	1,276,052
PerkinElmer, Inc.	26,500	1,419,605
Thermo Fisher Scientific, Inc.	10,800	1,531,980

	Number of Shares	Market Value (Note 1)
Health Care – continued
Zimmer Biomet Holdings, Inc.	12,900	$1,323,411

		9,079,889

Industrials – 3.9%
American Airlines Group, Inc.	19,200	813,120
The Greenbrier Companies, Inc.	17,400	567,588
United Rentals, Inc.†	15,700	1,138,878

		2,519,586

Information Technology – 16.1%
Activision Blizzard, Inc.	50,500	1,954,855
Arrow Electronics, Inc.†	15,900	861,462
CDW Corp.	27,600	1,160,304
Fiserv, Inc.†	19,600	1,792,616
NetScout Systems, Inc.†	31,300	960,910
NXP Semiconductors NV†	12,400	1,044,700
PTC, Inc.†	43,600	1,509,868
Skyworks Solutions, Inc.	13,900	1,067,937

		10,352,652

Materials – 8.1%
Avery Dennison Corp.	28,600	1,792,076
Berry Plastics Group, Inc.†	27,700	1,002,186
CF Industries Holdings, Inc.	33,000	1,346,730
Westlake Chemical Corp.	20,400	1,108,128

		5,249,120

Utilities – 3.1%
Southwest Gas Corp.	36,000	1,985,760

Total Common Stocks (Cost $51,055,194)		62,193,303

See accompanying Notes to Financial Statements.

14

SCHEDULE OF INVESTMENTS December 31, 2015  (continued)

Sterling Capital Stratton Mid Cap Value Fund

	Number of Shares	Market Value (Note 1)
MONEY MARKET FUND – 2.1%
Federated Treasury Obligations Fund, Institutional Shares 0.07%*	$1,333,516	$1,333,516

Total Money Market Fund (Cost $1,333,516)		1,333,516

Total Investments — 98.7% (Cost $52,388,710**)		63,526,819

Other Assets Less Liabilities — 1.3%		839,081

NET ASSETS — 100.0%		$64,365,900

REIT – Real Estate Investment Trust

†	Non-income producing security

*	Represents the current yield as of report date.
**	Aggregate cost for federal income tax purposes is $52,392,742 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,099,367
Gross unrealized depreciation	(2,965,290)

Net unrealized appreciation	$11,134,077

See accompanying Notes to Financial Statements.

15

SCHEDULE OF INVESTMENTS December 31, 2015

Sterling Capital Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 98.9%
Diversified – 2.7%
American Assets Trust, Inc.	22,000	$843,700
WP Carey, Inc.	30,000	1,770,000

		2,613,700

Health Care – 9.0%
Healthcare Trust of America, Inc. Class A	69,500	1,874,415
Medical Properties Trust, Inc.	120,000	1,381,200
Omega Healthcare Investors, Inc.	61,000	2,133,780
Ventas, Inc.	26,000	1,467,180
Welltower, Inc.	26,000	1,768,780

		8,625,355

Hotel & Resort – 10.0%
Chesapeake Lodging Trust	65,000	1,635,400
Hersha Hospitality Trust	56,250	1,224,000
Marriott International, Inc. Class A	28,000	1,877,120
RLJ Lodging Trust	60,000	1,297,800
Ryman Hospitality Properties, Inc.	46,000	2,375,440
Summit Hotel Properties, Inc.	100,000	1,195,000

		9,604,760

Industrial – 3.5%
EastGroup Properties, Inc.	29,000	1,612,690
First Industrial Realty Trust, Inc.	80,000	1,770,400

		3,383,090

Office – 12.5%
Alexandria Real Estate Equities, Inc.	23,000	2,078,280
Highwoods Properties, Inc.	50,000	2,180,000
Hudson Pacific Properties, Inc.	64,000	1,800,960
SL Green Realty Corp.	26,000	2,937,480
Vornado Realty Trust	30,000	2,998,800

		11,995,520

Residential – 18.0%
American Campus Communities, Inc.	52,000	2,149,680
Campus Crest Communities, Inc.†	265,000	1,802,000
Equity Lifestyle Properties, Inc.	16,000	1,066,720
Equity Residential	35,000	2,855,650
Essex Property Trust, Inc.	13,000	3,112,330
Mid-America Apartment Communities, Inc.	32,000	2,905,920
UDR, Inc.	90,000	3,381,300

		17,273,600

Retail – 27.3%
Acadia Realty Trust	87,500	2,900,625

	Number of Shares	Market Value (Note 1)
Retail – continued
Brixmor Property Group, Inc.	95,000	$2,452,900
Federal Realty Investment Trust	16,000	2,337,600
General Growth Properties, Inc.	115,000	3,129,150
The Macerich Co.	40,000	3,227,600
National Retail Properties, Inc.	50,000	2,002,500
Simon Property Group, Inc.	42,757	8,313,671
Tanger Factory Outlet Centers, Inc.	58,000	1,896,600

		26,260,646

Specialized – 15.9%
Communications Sales & Leasing, Inc.	63,000	1,177,470
Crown Castle International Corp.	60,000	5,187,000
CubeSmart	90,000	2,755,800
Digital Realty Trust, Inc.	30,000	2,268,600
EPR Properties	18,000	1,052,100
Sovran Self Storage, Inc.	27,000	2,897,370

		15,338,340

Total Common Stocks (Cost $66,422,954)		95,095,011

MONEY MARKET FUND – 0.8%
Federated Treasury Obligations Fund, Institutional Shares 0.07%*	$781,149	781,149

Total Money Market Fund (Cost $781,149)		781,149

Total Investments — 99.7% (Cost $67,204,103**)		95,876,160

Other Assets Less Liabilities — 0.3%		324,393

NET ASSETS — 100.0%		$96,200,553

†	Non-income producing security

*	Represents the current yield as of report date.
**	Aggregate cost for federal income tax purposes is $67,318,734 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$29,421,721
Gross unrealized depreciation	(864,295)

Net unrealized appreciation	$28,557,426

See accompanying Notes to Financial Statements.

16

SCHEDULE OF INVESTMENTS December 31, 2015

Sterling Capital Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 98.2%
Consumer Discretionary – 12.4%
Bloomin’ Brands, Inc.	898,900	$15,182,421
Brinker International, Inc.	411,900	19,750,605
Cabela’s, Inc.†	307,189	14,354,942
Cooper Tire & Rubber Co.	470,200	17,797,070
Jarden Corp.†	684,600	39,104,352
Starz Class A†	576,300	19,306,050
Thor Industries, Inc.	324,600	18,226,290

		143,721,730

Consumer Staples – 4.7%
Casey’s General Stores, Inc.	317,800	38,279,010
Dean Foods Co.	957,850	16,427,127

		54,706,137

Energy – 1.5%
Cabot Oil & Gas Corp.	400,700	7,088,383
Carrizo Oil & Gas, Inc.†	350,150	10,357,437

		17,445,820

Financials – 33.9%
Affiliated Managers Group, Inc.†	115,700	18,484,232
American Campus Communities, Inc. REIT	414,900	17,151,966
Community Bank System, Inc.	471,850	18,845,689
First Midwest Bancorp, Inc.	871,650	16,064,509
Glacier Bancorp, Inc.	611,600	16,225,748
Hanover Insurance Group, Inc.	215,000	17,488,100
Highwoods Properties, Inc. REIT	406,564	17,726,190
IBERIABANK Corp.	264,350	14,557,755
MB Financial, Inc.	523,950	16,960,261
Medical Properties Trust, Inc. REIT	1,268,750	14,603,313
Northwest Bancshares, Inc.	1,021,721	13,680,844
Ryman Hospitality Properties, Inc. REIT	377,600	19,499,264
Selective Insurance Group, Inc.	558,250	18,746,035
Signature Bank†	216,700	33,235,279
SL Green Realty Corp. REIT	173,300	19,579,434
SVB Financial Group†	220,400	26,205,560
Talmer Bancorp, Inc. Class A	1,000,000	18,110,000
Umpqua Holdings Corp.	959,391	15,254,317
United Bankshares, Inc.	508,750	18,818,663
Webster Financial Corp.	611,200	22,730,528
Wintrust Financial Corp.	378,500	18,364,820

		392,332,507

	Number of Shares	Market Value (Note 1)
Health Care – 6.7%
PAREXEL International Corp.†	574,250	$39,117,910
West Pharmaceutical Services, Inc.	645,500	38,872,010

		77,989,920

Industrials – 12.5%
Crane Co.	314,900	15,064,816
EnerSys	428,850	23,985,581
JetBlue Airways Corp.†	1,198,800	27,152,820
MasTec, Inc.†	710,850	12,354,573
Moog, Inc. Class A†	375,325	22,744,695
Oshkosh Corp.	340,900	13,308,736
Trinity Industries, Inc.	567,000	13,619,340
United Rentals, Inc.†	220,541	15,998,044

		144,228,605

Information Technology – 15.5%
Anixter International, Inc.†	267,800	16,172,442
Belden, Inc.	428,400	20,426,112
CACI International, Inc. Class A†	206,800	19,186,904
Cardtronics, Inc.†	350,375	11,790,119
NetScout Systems, Inc.†	615,150	18,885,105
ON Semiconductor Corp.†	1,614,850	15,825,530
PTC, Inc.†	619,950	21,468,869
Qorvo, Inc.†	368,150	18,738,835
Solera Holdings, Inc.	248,900	13,647,187
Take-Two Interactive Software, Inc.†	660,100	22,997,884

		179,138,987

Materials – 5.1%
Compass Minerals International, Inc.	126,500	9,521,655
PolyOne Corp.	803,000	25,503,280
Silgan Holdings, Inc.	434,800	23,357,456

		58,382,391

Utilities – 5.9%
Avista Corp.	489,586	17,316,657
El Paso Electric Co.	419,631	16,155,793
Portland General Electric Co.	504,750	18,357,757
Southwest Gas Corp.	296,960	16,380,314

		68,210,521

Total Common Stocks (Cost $667,215,453)		1,136,156,618

See accompanying Notes to Financial Statements.

17

SCHEDULE OF INVESTMENTS December 31, 2015  (continued)

Sterling Capital Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)
MONEY MARKET FUND – 1.7%
Federated Treasury Obligations Fund, Institutional Shares 0.07%*	$19,579,841	$19,579,841

Total Money Market Fund (Cost $19,579,841)		19,579,841

Total Investments — 99.9% (Cost $686,795,294**)		1,155,736,459

Other Assets Less Liabilities — 0.1%		842,207

NET ASSETS — 100.0%	$1,156,578,666

REIT – Real Estate Investment Trust

†	Non-income producing security

*	Represents the current yield as of report date.
**	Aggregate cost for federal income tax purposes is $686,795,294 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$477,081,832
Gross unrealized depreciation	(8,140,667)

Net unrealized appreciation	$468,941,165

See accompanying Notes to Financial Statements.

18

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund

ASSETS:
Investments in securities at value (cost $52,388,710, $67,204,103 and $686,795,294, respectively) (Note 1)	$63,526,819	$95,876,160	$1,155,736,459
Cash	47	26	522
Dividends receivable	101,639	520,744	1,670,797
Receivable for shares sold	102,611	36,761	4,426,216
Receivable for investment securities sold	825,767	—	—
Prepaid expenses	17,022	19,582	62,306

Total Assets	64,573,905	96,453,273	1,161,896,300

LIABILITIES:
Payable for shares redeemed	15,065	168,707	3,863,363
Payable for investment securities purchased	125,951	—	—
Advisory fees	39,036	46,593	852,323
Audit fees	3,079	4,209	58,366
Accounting/Administration services fees	9,600	12,062	102,482
Distribution (12b-1) fees	1	1	1
Compliance service fees	20	30	350
Transfer Agent fees	6,394	9,722	281,313
Printing and Postage expenses	2,296	3,496	64,167
Other expenses and liabilities	6,563	7,900	95,269

Total Liabilities	208,005	252,720	5,317,634

NET ASSETS:	$64,365,900	$96,200,553	$1,156,578,666

SOURCE OF NET ASSETS:
Paid-in capital	$52,933,750	$64,219,920	$687,634,919
Undistributed net investment income	4,188	1,309,248	2,581
Accumulated net realized gain on investments	289,853	1,999,328	1
Net unrealized appreciation on investments	11,138,109	28,672,057	468,941,165

Net Assets	$64,365,900	$96,200,553	$1,156,578,666

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2015

	Mid Cap Value Fund		Real Estate Fund		Small Cap Value Fund

NET ASSETS:
Class A Shares	$1,036		$1,072		$1,015
Class C Shares	1,035		1,071		1,014
Institutional Shares	64,363,829		96,198,410		1,156,576,637

Total	$64,365,900		$96,200,553		$1,156,578,666

SHARES OUTSTANDING (Unlimited number of shares authorized, no par value):
Class A Shares	20		30		15
Class C Shares	20		30		14
Institutional Shares	1,224,789		2,671,328		16,548,331

Total	1,224,829		2,671,388		16,548,360

NET ASSET VALUE:
Class A Shares	$52.55	[1]	$36.00	[2]	$69.90	[3]

Class C Shares	$52.54	[4]	$35.97	[5]	$69.88	[6]

Institutional Shares	$52.55		$36.01		$69.89

Maximum Sales Charge - Class A Shares	5.75%		5.75%		5.75%

Maximum Offering Price - Class A Shares	$55.76		$38.20		$74.17

[1]	Net Asset Value is calculated using unrounded Net Assets of $1,035.85 divided by unrounded shares outstanding of 19.71.

[2]	Net Asset Value is calculated using unrounded Net Assets of $1,071.98 divided by unrounded shares outstanding of 29.778.

[3]	Net Asset Value is calculated using unrounded Net Assets of $1,014.89 divided by unrounded shares outstanding of 14.519.

[4]	Net Asset Value is calculated using unrounded Net Assets of $1,034.93 divided by unrounded shares outstanding of 19.697.

[5]	Net Asset Value is calculated using unrounded Net Assets of $1,071.04 divided by unrounded shares outstanding of 29.779.

[6]	Net Asset Value is calculated using unrounded Net Assets of $1,013.95 divided by unrounded shares outstanding of 14.51.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2015

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund

INCOME:
Dividends (net of foreign withholding tax of $4,335, $0 and $0, respectively)	$929,615	$2,672,960	$16,079,418
Interest	320	309	6,963

Total Income	929,935	2,673,269	16,086,381

EXPENSES:
Advisory fees (Note 2)	531,035	610,411	11,916,075
Accounting/Administration services fees	83,464	88,178	769,030
Audit fees	3,080	4,210	58,365
Compliance service fees	45	64	788
Custodian fees	13,049	16,016	137,984
Directors’ fees	7,021	9,942	133,037
Distribution fees - Class C Shares	1	1	1
Legal fees	3,320	4,639	62,071
Miscellaneous expenses	7,482	8,162	91,054
Printing and Postage expenses	6,234	8,891	181,956
Registration fees	29,775	31,559	57,587
Taxes other than income taxes	5,700	7,725	100,350
Transfer Agent fees	53,563	89,405	1,310,349

Total Expenses	743,769	879,203	14,818,647

Net Investment Income	186,166	1,794,066	1,267,734

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,434,727	2,114,745	27,326,647
Net decrease in unrealized appreciation/depreciation on investments	(4,693,757)	(2,819,062)	(83,141,134)

Net Realized and Unrealized Loss on Investments	(1,259,030)	(704,317)	(55,814,487)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(1,072,864)	$1,089,749	$(54,546,753)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Value Fund		Real Estate Fund

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

OPERATIONS:
Net investment income	$186,166	$30,175	$1,794,066	$1,542,532
Net realized gain on investments	3,434,727	10,312,526	2,114,745	1,263,459
Net increase (decrease) in unrealized appreciation/depreciation on investments	(4,693,757)	(4,899,028)	(2,819,062)	19,932,754

Net Increase (Decrease) in Net Assets Resulting From Operations	(1,072,864)	5,443,673	1,089,749	22,738,745

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class A Shares	(3)	—	—	—
Class C Shares	(2)	—	—	—
Institutional Shares	(182,047)	(30,101)	(1,627,288)	(1,517,996)
From realized gains on investments:
Class A Shares	(34)	—	(14)	—
Class C Shares	(34)	—	(14)	—
Institutional Shares	(2,143,152)	—	(1,262,436)	(4,671,939)

Total Distributions	(2,325,272)	(30,101)	(2,889,752)	(6,189,935)

CAPITAL SHARE TRANSACTIONS:[1]	(6,874,381)	1,257,308	3,999,047	(1,156,978)

REDEMPTION FEES:	1,267	29,275	17,326	3,306

Total Increase (Decrease) in Net Assets	(10,271,250)	6,700,155	2,216,370	15,395,138
NET ASSETS:
Beginning of year	74,637,150	67,936,995	93,984,183	78,589,045

End of year (including undistributed net investment income of $4,188, $74, $1,309,248, and $1,142,491 respectively)	$64,365,900	$74,637,150	$96,200,553	$93,984,183

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small Cap Value Fund

	Year Ended 12/31/15	Year Ended 12/31/14
OPERATIONS:
Net investment income	$1,267,734	$429,232
Net realized gain on investments	27,326,647	17,393,182
Net increase (decrease) in unrealized appreciation/depreciation on investments	(83,141,134)	12,733,881

Net Increase (Decrease) in Net Assets Resulting From Operations	(54,546,753)	30,556,295

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class A Shares	(1)	—
Institutional Shares	(1,265,088)	(432,809)
From realized gains on investments:
Class A Shares	(14)	—
Class C Shares	(14)	—
Institutional Shares	(16,420,880)	(27,799,849)

Total Distributions	(17,685,997)	(28,232,658)

CAPITAL SHARE TRANSACTIONS:[1]	(184,968,586)	249,929,146

REDEMPTION FEES:	86,432	111,763

Total Increase (Decrease) in Net Assets	(257,114,904)	252,364,546
NET ASSETS:
Beginning of year	1,413,693,570	1,161,329,024

End of year (including undistributed net investment income of $2,581 and $0, respectively)	$1,156,578,666	$1,413,693,570

[1]	A summary of capital share transactions is on the following page.

See accompanying Notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS

	Mid Cap Value Fund
	Year Ended 12/31/15[1]		Year Ended 12/31/14
	Shares	Value	Shares	Value
Shares issued:
Class A Shares	19	$1,026	—	—
Class C Shares	19	1,026	—	—
Institutional Shares	15,241	854,761	698,557	$38,128,201

Total Shares Issued	15,279	856,813	698,557	38,128,201

Shares reinvested from net investment income and capital gains distributions:
Class A Shares	1	36	—	—
Class C Shares	1	36	—	—
Institutional Shares	37,319	1,917,811	451	24,927

Total Shares Reinvested	37,321	1,917,883	451	24,927

Shares redeemed:
Institutional Shares	(172,529)	(9,649,077)	(670,088)	(36,895,820)

Net Increase (Decrease)	(119,929)	$(6,874,381)	28,920	$1,257,308

	Real Estate Fund
	Year Ended 12/31/15[1]		Year Ended 12/31/14
	Shares	Value	Shares	Value
Shares issued:
Class A Shares	29	$1,026	—	—
Class C Shares	29	1,026	—	—
Institutional Shares	429,902	16,116,223	96,164	$3,335,380

Total Shares Issued	429,960	16,118,275	96,164	3,335,380

Shares reinvested from net investment income and capital gains distributions:
Class A Shares	1	14	—	—
Class C Shares	1	14	—	—
Institutional Shares	67,718	2,369,591	140,602	5,043,300

Total Shares Reinvested	67,720	2,369,619	140,602	5,043,300

Shares redeemed:
Institutional Shares	(405,726)	(14,488,847)	(289,564)	(9,535,658)

Net Increase (Decrease)	91,954	$3,999,047	(52,798)	$(1,156,978)

See accompanying Notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS (continued)

	Small Cap Value Fund
	Year Ended 12/31/15[1]		Year Ended 12/31/14
	Shares	Value	Shares	Value
Shares issued:
Class A Shares	14	$1,026	—	—
Class C Shares	14	1,026	—	—
Institutional Shares	3,579,007	263,411,131	5,734,660	$436,608,836

Total Shares Issued	3,579,035	263,413,183	5,734,660	436,608,836

Shares reinvested from net investment income and capital gains distributions:
Class A Shares	—	15	—	—
Class C Shares	1	14	—	—
Institutional Shares	175,712	12,073,101	292,991	21,444,005

Total Shares Reinvested	175,713	12,073,130	292,991	21,444,005

Shares redeemed:
Institutional Shares	(6,296,511)	(460,454,899)	(2,779,146)	(208,123,695)

Net Increase (Decrease)	(2,541,763)	$(184,968,586)	3,248,505	$249,929,146

[1]	Includes capital stock transactions for the predecessor funds: Stratton Mid Cap Value Fund, Stratton Real Estate Fund and Stratton Small Cap Value Fund.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1. – Organization

Sterling Capital Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust. Sterling Capital Funds consists of units of beneficial interest offered to the public (“Series”), each representing interests in one of twenty-five separate investment portfolios (“Sterling Capital Funds”). These financial statements relate to the following Series of the Trust: Sterling Capital Stratton Mid Cap Value Fund (“Mid Cap Value Fund”), Sterling Capital Stratton Real Estate Fund (“Real Estate Fund”) and Sterling Capital Stratton Small Cap Value Fund (“Small Cap Value Fund”) (individually a “Fund” and collectively, the “Funds”). Each of the Funds are “diversified” funds, as defined in the 1940 Act.

Each of the Stratton Mid Cap Value Fund, the Stratton Real Estate Fund, and the Stratton Small Cap Value Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes. The reorganization was accomplished by a tax-free exchange of shares of each Predecessor Fund for the Institutional Shares of each respective Fund.

The net assets and composition of net assets on November 13, 2015, the date of the merger, were as follows:

Predecessor Fund	Net Assets	Paid in Capital	Undistributed Net	Accumulated Net	Net Unrealized
			Investment Income	Realized Gain	Appreciation
Stratton Mid Cap Value Fund	$65,676,286	$52,605,290	$ 109,837	$ 2,189,021	$10,772,138
Stratton Real Estate Fund	$93,274,491	$64,272,196	$1,706,009	$ 2,434,746	24,861,540
Stratton Small Cap Value Fund	$1,177,664,959	$679,014,212	$ 126,755	$16,420,845	$482,103,146

For financial reporting purposes, assets received and shares issued by the Funds were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds was carried forward to align ongoing reporting of each Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The fair value and cost of investments prior to the reorganization were as follows:

Predecessor Fund	Fair Value of Investments	Cost of Investments
Stratton Mid Cap Value Fund	$62,478,022	$51,705,884
Stratton Real Estate Fund	$89,529,087	$64,667,547
Stratton Small Cap Value Fund	$1,149,318,598	$667,215,452

Susquehanna Bancshares, Inc., the parent company of Stratton Management Company (“SMC”), the Predecessor Funds’ investment advisor, was acquired by BB&T Corporation (“BB&T”) (the “Transaction”). At the close of the Transaction on August 1, 2015, SMC ceased operations and Sterling Capital Management LLC (“Sterling Capital”), an independently managed subsidiary of BB&T, became investment advisor to each of the Stratton Mutual Funds pursuant to interim advisory agreements. The former SMC management team and personnel then providing services to the Predecessor Funds became employees of Sterling Capital and continued managing

NOTES TO FINANCIAL STATEMENTS  (continued)

December 31, 2015

the Predecessor Funds. Sterling Capital is the investment advisor to the Trust. The purpose of the reorganization was to benefit shareholders of the Funds from the services provided to all series of Sterling Capital Funds as well as continue to be invested in the strategy offered by the respective Predecessor Fund.

The Funds offer to the public the following three classes of Shares: Class A Shares, Class C Shares and Institutional Shares. Class A Shares are subject to a maximum sales charge of 5.75% as a percentage of original purchase price. There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price will be charged to the shareholders if the shares are redeemed within two years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Note 2. – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

A. Securities Valuation – Investments of the Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 PM EST or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees (the “Board”). Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Sterling Capital Funds’ Pricing Committee under the supervision of the Board.

B. Fair Value Measurements – The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - based on other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

NOTES TO FINANCIAL STATEMENTS  (continued)

December 31, 2015

Level 3 - based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended December 31, 2015, there were no significant changes to the Funds’ valuation policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of December 31, 2015 is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Level 1 - Quoted prices *	$63,526,819	$95,876,160	$1,155,736,459
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$63,526,819	$95,876,160	$1,155,736,459

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the year ended December 31, 2015, the Funds did not recognize any transfers to/from Level 1, 2 or 3. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

C. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

D. Expenses and Allocation Methodology – Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

E. Securities Transactions and Related Income – During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

F. REITs – The Funds make certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Accordingly, a portion of the Funds’ distributions may be designated as a return of capital.

NOTES TO FINANCIAL STATEMENTS  (continued)

December 31, 2015

Note 3. – Purchases and Sales

Purchases and sales of investments, excluding short-term investments, for the year ended December 31, 2015 were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Cost of purchases	$13,121,143	$21,368,612	$79,843,348
Proceeds of sales	$21,584,423	$14,689,122	$241,002,516

Note 4. - Related Party Transactions

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis. Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund pay the Advisor 0.70%, 0.575% and 0.85%, respectively, of the average net assets of such Fund.

In order to limit the expenses of the shares of the Funds, the Advisor has contractually agreed from the date of commencement of Fund operations through January 31, 2017 to limit each Fund’s total expenses of Class A Shares to: 1.30% for Mid Cap Value Fund, 1.21% for Real Estate Fund, and 1.36% for Small Cap Value Fund. In order to limit the expenses of the shares of the Funds, the Advisor has contractually agreed from the date of commencement of Fund operations through January 31, 2017 to limit each Fund’s total expenses of Class C Shares to: 2.05% for Mid Cap Value Fund, 1.96% for Real Estate Fund, and 2.11% for Small Cap Value Fund. In order to limit the expenses of the shares of the Funds, the Advisor has contractually agreed from the date of commencement of Fund operations through January 31, 2017 to limit each Fund’s total expenses of Institutional Shares to: 1.05% for Mid Cap Value Fund, 0.96% for Real Estate Fund, and 1.11% for Small Cap Value Fund. These contractual limitations may be terminated during this period only by the Board, and will automatically terminate upon termination of the Investment Advisory Agreement between a Fund and the Advisor.

Prior to November 16, 2015, Stratton Mid Cap Value Fund, Stratton Real Estate Fund and Stratton Small Cap Value Fund paid SMC a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Predecessor Fund’s respective average daily net assets.

Sterling Capital serves as the administrator to the Sterling Capital Funds pursuant to an administration agreement. The Sterling Capital Funds (except Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund) pay their portion of a fee to Sterling Capital for providing administration services based on each Series of the Trust’s average net assets as well as the average net assets of the remaining Series of the Trust (except Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund), at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services.

NOTES TO FINANCIAL STATEMENTS  (continued)

December 31, 2015

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board of Trustees and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by the CCO.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25% and 1.00% of the average daily net assets of the Class A Shares, and Class C Shares, respectively. The Distributor is entitled to receive commissions on sales of shares of the Funds. For the year ended December 31, 2015, the Distributor did not receive any commissions earned on sales of shares of the Funds. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital, the Distributor and/or their affiliates may pay out of their own bona fide profits (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or of a particular share class of a Fund.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $70,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $20,000, the Audit Committee Chairman receives additional compensation at the annual rate of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $6,000. The fees are allocated across the Trust based upon relative net assets.

Prior to November 16, 2015, each Director who is not an officer, director or employee of SMC received $4,000 for each meeting attended and an annual retainer of $10,000.

Note 5. – Line of Credit

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement expires on March 29, 2016. During the year ended December 31, 2015, the Funds did not utilize the line of credit.

NOTES TO FINANCIAL STATEMENTS  (continued)

December 31, 2015

Note 6. – Federal Income Tax Information

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the year ended December 31, 2015, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The tax character of distributions paid during 2015 and 2014 were as follows:

	Mid Cap Value Fund		Real Estate Fund		Small Cap Value Fund

	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$182,052	$30,101	$1,631,781	$1,517,996	$1,265,153	$432,809
Long-term capital gain	2,143,220	—	1,257,971	4,671,939	16,420,844	27,799,849

Total Distributions	$2,325,272	$30,101	$2,889,752	$6,189,935	$17,685,997	$28,232,658

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Undistributed net investment income	$4,188	$1,309,248	$2,581
Undistributed realized capital gains	293,885	2,113,959	1
Capital loss carryforward	—	—	—
Deferred qualified late-year losses	—	—	—
Unrealized appreciation (depreciation)	11,134,077	28,557,426	468,941,165

Total Accumulated Earnings	$11,432,150	$31,980,633	$468,943,747

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS  (continued)

December 31, 2015

As of December 31, 2015, Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund did not have capital loss carryforwards for federal income tax purposes.

During the year ended December 31, 2015, Mid Cap Value Fund utilized capital loss carryforwards of $484,746.

Any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund had no deferred qualified late-year losses for the year ending December 31, 2015.

Permanent differences, incurred during the year ended December 31, 2015, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain and paid-in capital as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Decrease undistributed net investment income	$—	$(21)	$(64)
Increase accumulated net realized gain	$—	$21	$64

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FINANCIAL HIGHLIGHTS

Sterling Capital Stratton Mid Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Institutional Shares[1]
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$55.50	$51.63	$37.47	$32.65	$37.20

Income From Investment Operations
Net investment income (loss)	0.15 [2]	0.02 [2]	(0.01)[2]	0.19 [2]	0.13 [2]
Net gains (losses) on securities (both realized and unrealized)	(1.17)	3.85	14.17	4.84	(4.53)

Total From Investment Operations	(1.02)	3.87	14.16	5.03	(4.40)

Less Distributions
Dividends (from net investment income)	(0.15)	(0.02)	—	(0.21)	(0.15)
Distributions (from capital gains)	(1.78)	—	—	—	—

Total Distributions	(1.93)	(0.02)	—	(0.21)	(0.15)

Redemption Fees	— [3]	0.02	— [3]	— [3]	— [3]

Net Asset Value, End of Year	$52.55	$55.50	$51.63	$37.47	$32.65

Total Return	(1.75%)	7.54%	37.79%	15.40%	(11.84%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$64,364	$74,637	$67,937	$52,697	$52,374
Ratio of expenses to average net assets	1.04%	1.05%	1.16%	1.21%	1.18%
Ratio of net investment income (loss) to average net assets	0.26%	0.03%	(0.02%)	0.54%	0.36%
Portfolio turnover rate	19.28%	55.45%	24.21%	63.11%	33.56%

[1]

Each of the Stratton Small Cap Value Fund, the Stratton Mid Cap Value Fund, and the Stratton Real Estate Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Stratton Mid Cap Value Fund and Sterling Capital Stratton Real Estate Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.

[2]	Calculated based on the average number of shares outstanding during the year.
[3]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Sterling Capital Stratton Mid Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Class A Shares	Class C Shares
	Period Ended 12/31/15[1]	Period Ended 12/31/15[1]
Net Asset Value, Beginning of Period	$53.97	$53.97

Income From Investment Operations
Net investment income	0.05 [2]	— [2]
Net gains on securities (both realized and unrealized)	0.44	0.45

Total From Investment Operations	0.49	0.45

Less Distributions
Dividends (from net investment income)	(0.13)	(0.10)
Distributions (from capital gains)	(1.78)	(1.78)

Total Distributions	(1.91)	(1.88)

Net Asset Value, End of Period	$52.55	$52.54

Total Return	1.00%[3]	0.91%[3]
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1	$1
Ratio of expenses to average net assets	0.91%[4]	1.64%[4]
Ratio of net investment income (loss) to average net assets	0.72%[4]	(0.01%)[4]
Portfolio turnover rate	19.28%	19.28%

[1]	For the period from November 16, 2015 (commencement of operations) to December 31, 2015.
[2]	Calculated based on the average number of shares outstanding during the period.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Sterling Capital Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Institutional Shares[1]
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$36.44	$29.86	$29.98	$26.98	$26.49

Income From Investment Operations
Net investment income	0.66 [2]	0.62 [2]	0.49 [2]	0.44 [2]	0.41 [2]
Net gains (losses) on securities (both realized and unrealized)	(0.04)	8.47	0.21	4.50	0.99

Total From Investment Operations	0.62	9.09	0.70	4.94	1.40

Less Distributions
Dividends (from net investment income)	(0.59)	(0.62)	(0.15)	(0.38)	(0.60)
Distributions (from capital gains)	(0.47)	(1.89)	(0.67)	(1.56)	(0.31)

Total Distributions	(1.06)	(2.51)	(0.82)	(1.94)	(0.91)

Redemption Fees	0.01	— [3]	— [3]	— [3]	— [3]

Net Asset Value, End of Year	$36.01	$36.44	$29.86	$29.98	$26.98

Total Return	1.85%	30.69%	2.35%	18.61%	5.35%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$96,198	$93,984	$78,589	$84,081	$78,321
Ratio of expenses to average net assets	0.89%	0.96%	0.97%	1.01%	1.03%
Ratio of net investment income to average net assets	1.82%	1.81%	1.55%	1.47%	1.53%
Portfolio turnover rate	15.47%	14.20%	17.75%	27.62%	14.66%

[1]

Each of the Stratton Small Cap Value Fund, the Stratton Mid Cap Value Fund, and the Stratton Real Estate Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Stratton Mid Cap Value Fund and Sterling Capital Stratton Real Estate Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.

[2]	Calculated based on the average number of shares outstanding during the year.
[3]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Sterling Capital Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Class A Shares	Class C Shares
	Period Ended 12/31/15[1]	Period Ended 12/31/15[1]
Net Asset Value, Beginning of Period	$34.90	$34.90

Income From Investment Operations
Net investment income	0.15 [2]	0.12 [2]
Net gains on securities (both realized and unrealized)	1.42	1.42

Total From Investment Operations	1.57	1.54

Less Distributions
Distributions (from capital gains)	(0.47)	(0.47)

Total Distributions	(0.47)	(0.47)

Net Asset Value, End of Period	$36.00	$35.97

Total Return	4.54%[3]	4.45%[3]
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1	$1
Ratio of expenses to average net assets	0.86%[4]	1.59%[4]
Ratio of net investment income to average net assets	3.30%[4]	2.57%[4]
Portfolio turnover rate	15.47%	15.47%

[1]	For the period from November 16, 2015 (commencement of operations) to December 31, 2015.
[2]	Calculated based on the average number of shares outstanding during the period.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Sterling Capital Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Institutional Shares[1]
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$74.05	$73.31	$55.38	$49.79	$49.62

Income From Investment Operations
Net investment income (loss)	0.07 [2]	0.02 [2]	(0.01)[2]	0.07 [2]	(0.06)[2]
Net gains (losses) on securities (both realized and unrealized)	(3.15)	2.21	21.47	7.39	0.23

Total From Investment Operations	(3.08)	2.23	21.46	7.46	0.17

Less Distributions
Dividends (from net investment income)	(0.08)	(0.02)	—	(0.08)	—
Distributions (from capital gains)	(1.00)	(1.48)	(3.53)	(1.79)	—

Total Distributions	(1.08)	(1.50)	(3.53)	(1.87)	—

Redemption Fees	— [3]	0.01	— [3]	— [3]	— [3]

Net Asset Value, End of Year	$69.89	$74.05	$73.31	$55.38	$49.79

Total Return	(4.14%)	3.09%	39.24%	15.10%	0.34%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,156,577	$1,413,694	$1,161,329	$829,725	$771,646
Ratio of expenses to average net assets	1.11%	1.11%	1.15%	1.19%	1.20%
Ratio of net investment income (loss) to average net assets	0.10%	0.03%	(0.02%)	0.12%	(0.11%)
Portfolio turnover rate	6.33%	11.15%	9.18%	11.02%	15.58%

[1]

Each of the Stratton Small Cap Value Fund, the Stratton Mid Cap Value Fund, and the Stratton Real Estate Fund (collectively, the “Predecessor Funds”) transferred its assets and liabilities to, Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Stratton Mid Cap Value Fund and Sterling Capital Stratton Real Estate Fund, respectively (collectively, the “Fund Mergers”) at the close of business on November 13, 2015. Because the Funds had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.

[2]	Calculated based on the average number of shares outstanding during the year.
[3]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Sterling Capital Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Class A Shares	Class C Shares
	Period Ended 12/31/15[1]	Period Ended 12/31/15[1]
Net Asset Value, Beginning of Period	$71.71	$71.71

Income From Investment Operations
Net investment income (loss)	0.05 [2]	(0.01)[2]
Net losses on securities (both realized and unrealized)	(0.81)	(0.81)

Total From Investment Operations	(0.76)	(0.82)

Less Distributions
Dividends (from net investment income)	(0.05)	(0.01)
Distributions (from capital gains)	(1.00)	(1.00)

Total Distributions	(1.05)	(1.01)

Net Asset Value, End of Period	$69.90	$69.88

Total Return	(1.03%)[3]	(1.12%)[3]
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1	$1
Ratio of expenses to average net assets	1.33%[4]	2.06%[4]
Ratio of net investment income (loss) to average net assets	0.58%[4]	(0.15%)[4]
Portfolio turnover rate	6.33%	6.33%

[1]	For the period from November 16, 2015 (commencement of operations) to December 31, 2015.
[2]	Calculated based on the average number of shares outstanding during the period.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Sterling Capital Stratton Mid Cap Value Fund, Sterling Capital Stratton Real Estate Fund, and the Sterling Capital Stratton Small Cap Value Fund (the “Funds”), three of the twenty-five funds comprising the Sterling Capital Funds, as of December 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2014 and the financial highlights for each of the years in the four-year period ended December 31, 2014 were audited by other independent registered public accountants whose report thereon, dated February 18, 2015, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Sterling Capital Funds as of December 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 23, 2016

ADDITIONAL INFORMATION

(unaudited)

Information about Trustees and Officers

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 3605 Glenwood Ave., Suite 100, Raleigh, North Carolina 27612.

INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee for the Past 5 Years

Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	25	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to March 2013, governance and leadership consultant; from June 1998 to July 2010, President and CEO of Peace College	25	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	25	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from December 2009 to present, Consultant, Asphalt Systems, Inc.; from December 2007 to present, Consultant, Grand Mountain Bank	25	None

Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 7/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	25	None

ADDITIONAL INFORMATION  (continued)

(unaudited)

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee for the Past 5 Years

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	From August 1981 to present, President, Sterling Capital	25	Director, Sterling Capital

*

The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds. The Sterling Capital Variable Insurance Funds were liquidated on April 24, 2015.

**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Name and Date of Birth	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital; From June 2010 to March 2012, Director, Sterling Capital and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital and its predecessors

Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Krystle V. Edwards Birthdate: 02/86	Vice President	Indefinite, 11/14 — Present	From May 2013 to present, Associate, Sterling Capital; from March 2012 to December 2012, Financial Advisor, First Command Financial Planning; from September 2009 to May 2012, student at Campbell University School of Law

Patricia L. Sloan Birthdate: 10/53	Vice President	Indefinite, 11/15 — Present	From August 2015 to present, Associate Mutual Fund Administrator, Sterling Capital; from April 1976 to July 2015, Portfolio Administrator, Stratton Management Co.

Michelle A. Whalen Birthdate: 04/69	Vice President	Indefinite, 11/15 — Present	From August 2015 to present, Associate Director & Senior Mutual Fund Administrator, Sterling Capital; from September 2000 to July 2015, Supervisor Mutual Fund Administration, Stratton Management Co.

ADDITIONAL INFORMATION  (continued)

(unaudited)

Name and Date of Birth	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

Brian M. Moran Birthdate: 05/60	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 01/15 — Present	From July 2014 to present, Chief Compliance Officer and Executive Director, Sterling Capital; from December 2006 to June 2014, Chief Compliance Officer and Director, TIAA-CREF and Teachers Personal Investors Services, Inc.

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director; from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

ADDITIONAL INFORMATION  (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs such as sales charges (loads) on purchases or redemption fees if you redeem or exchange shares within 120 days of purchase**; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015 for the Institutional shares and the period of November 16, 2015 (commencement of operations) through December 31, 2015 for the Class A shares and Class C shares.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/15” or “Expenses Paid During Period from 11/16/15 to 12/31/15” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/16/15	Ending Account Value 12/31/15	Expenses Paid During Period from 11/16/15 to 12/31/15*	Annualized Expense Ratio During Period from 11/16/15 to 12/31/15

Mid Cap Value Fund
Class A Shares	$1,000.00	$ 996.70	$1.14	0.91%
Class C Shares	$1,000.00	$ 995.90	$2.06	1.64%

Real Estate Fund
Class A Shares	$1,000.00	$1,035.90	$1.10	0.86%
Class C Shares	$1,000.00	$1,035.00	$2.04	1.59%

Small Cap Value Fund
Class A Shares	$1,000.00	$ 977.30	$1.66	1.33%
Class C Shares	$1,000.00	$ 976.40	$2.57	2.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 46/365 (to reflect the period since inception).

**	Redemption fees were no longer charged after the reorganization of the Funds on November 13, 2015.

ADDITIONAL INFORMATION  (continued)

(unaudited)

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Six Month Period Ending 12/31/15*	Annualized Expense Ratio During Six Month Period Ending 12/31/15

Mid Cap Value Fund
Institutional Shares	$1,000.00	$ 938.70	$4.79	0.98%

Real Estate Fund
Institutional Shares	$1,000.00	$1,081.60	$4.56	0.87%

Small Cap Value Fund
Institutional Shares	$1,000.00	$ 941.20	$5.48	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION  (continued)

(unaudited)

	Beginning Account Value 11/16/15	Ending Account Value 12/31/15	Expenses Paid During Period from 11/16/15 to 12/31/15*	Annualized Expense Ratio During Period from 11/16/15 to 12/31/15

Mid Cap Value Fund
Class A Shares	$1,000.00	$1,005.15	$1.15	0.91%
Class C Shares	$1,000.00	$1,004.23	$2.07	1.64%

Real Estate Fund
Class A Shares	$1,000.00	$1,005.22	$1.09	0.86%
Class C Shares	$1,000.00	$1,004.30	$2.01	1.59%

Small Cap Value Fund
Class A Shares	$1,000.00	$1,004.63	$1.68	1.33%
Class C Shares	$1,000.00	$1,003.71	$2.60	2.06%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 46/365 (to reflect the period since inception).

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Six Month Period Ending 12/31/15*	Annualized Expense Ratio During Six Month Period Ending 12/31/15

Mid Cap Value Fund
Institutional Shares	$1,000.00	$1,020.27	$4.99	0.98%

Real Estate Fund
Institutional Shares	$1,000.00	$1,020.82	$4.43	0.87%

Small Cap Value Fund
Institutional Shares	$1,000.00	$1,019.56	$5.70	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Approval of Initial Advisory Agreement for the Sterling Capital Stratton Mid Cap Value Fund, the Sterling Capital Stratton Real Estate Fund and the Sterling Capital Stratton Small Cap Value Fund

The Board of Trustees, at meetings held in April, May and August 2015, formally considered the approval of an investment advisory agreement (the “New Advisory Agreement”) between the Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”), with respect to the Sterling Capital Stratton Mid Cap Value Fund, the Sterling Capital Stratton Real Estate Fund and the Sterling Capital Stratton Small Cap Value Fund (each, a “New Fund,” and collectively, the “New Funds”).

With respect to each New Fund, the Trustees’ determination to approve the New Advisory Agreement was based on a comprehensive evaluation of all information provided to them. In the process of considering the New Advisory Agreement, the Trustees considered information regarding, among other things, the nature, extent and quality of services to be provided by Sterling Capital. The Trustees received a detailed presentation from Sterling Capital that included information regarding, among other things, Sterling Capital’s risk management approach, its experience with respect to comparable investment strategies, and the qualifications and experience of the proposed portfolio management team, including investment personnel who had recently joined Sterling Capital from Stratton Management Company.

In their deliberations regarding the New Advisory Agreement, each Trustee attributed different weights to various factors involved in an analysis of the New Advisory Agreement, and in each case no factor alone was considered determinative. The Trustees determined that the terms of the New Advisory Agreement were fair and reasonable and that the approval of the New Advisory Agreement was in the best interests of each New Fund and its shareholders.

The Trustees considered the following factors, among others, in reaching their conclusions.

Nature, Extent and Quality of services to be Provided by the Advisor

The Trustees received and considered information regarding the nature, extent, and quality of the services expected to be provided to each New Fund under the New Advisory Agreement. The Trustees considered the expertise of each New Fund’s proposed portfolio management team generally and the proposed services to be provided to each New Fund by Sterling Capital. The Trustees concluded that the nature and quality of services that Sterling Capital would provide to each New Fund appeared consistent with both those already provided to the Sterling Capital Funds by Sterling Capital as well as with industry norms.

The Trustees received information concerning the investment philosophy and investment processes to be applied by the Advisor in managing each New Fund as well as the Advisor’s Form ADV. The Trustees also considered information regarding regulatory compliance and the Advisor’s compliance policies and procedures. The Trustees considered the procedures of the Advisor designed to fulfill the Advisor’s fiduciary duty to each New Fund with respect to possible conflicts of interest, including the Advisor’s code of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Advisor, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided by the Advisor was expected to be satisfactory or better.

ADVISORY AGREEMENTS  (continued)

(unaudited)

Investment Performance

The Trustees noted that the New Funds had not commenced operations at the time of the August 2015 Board meeting and had no historical investment performance. The Trustees considered information regarding the performance of the Stratton Mid Cap Value Fund, the Stratton Real Estate Fund, and the Stratton Small Cap Value Fund (each, a “Predecessor Fund”), each of which pursued a substantially similar investment strategy to that proposed to be followed by the corresponding New Fund.

Cost of Services, Including the Profits Realized by the Advisors and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees to be charged by Sterling Capital to each New Fund. The Trustees concluded that the proposed contractual fees were fair and reasonable.

As part of their review, the Trustees considered potential benefits to Sterling Capital aside from investment advisory fees. The Trustees reviewed the administration fees to be received by Sterling Capital and considered the potential fallout benefits to Sterling Capital such as the research services available to Sterling Capital by reason of brokerage commissions expected to be generated by the New Funds’ portfolio transactions.

In the context of the profitability of the Advisor, the Trustees noted that the New Funds had not commenced operations at the time of the August 2015 board meeting and therefore the Advisor had not earned any investment advisory fees with respect to the New Funds.

Based on the foregoing, the Trustees concluded that the fees proposed under the New Advisory Agreement with Sterling Capital were fair and reasonable, in light of the services and benefits provided or expected to be provided to each New Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect expected economies of scale and whether economies of scale would be produced by the growth of the New Funds’ assets. The Trustees found that the expected asset levels of each New Fund, following the reorganization of the corresponding Predecessor Fund into the New Fund, would not be so large as to warrant formal contractual breakpoints and that each New Fund’s fee schedule represents an appropriate sharing between the New Fund and Sterling Capital of such economies of scale as may exist in the management of the New Fund at expected asset levels.

OTHER INFORMATION

(unaudited)

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-228-1872, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIVIDEND NOTICES (unaudited)

December 31, 2015

All percentages are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Percentage of Ordinary Dividend Income Qualifying for the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Sterling Capital Stratton Mid Cap Value Fund	100.00%
Sterling Capital Stratton Real Estate Fund	2.50%
Sterling Capital Stratton Small Cap Value Fund	100.00%

Percentage of Ordinary Dividend Income Qualifying for the Dividend Received Deduction for Corporate Taxpayers
Sterling Capital Stratton Mid Cap Value Fund	100.00%
Sterling Capital Stratton Real Estate Fund	2.50%
Sterling Capital Stratton Small Cap Value Fund	100.00%

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISOR

Sterling Capital Management LLC

3605 Glenwood Avenue, Suite 100

Raleigh, NC 27612

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

SC Funds
12/15

STERLING
CAPITAL FUNDS

©2015 Sterling Capital Funds

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the “code of ethics” that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Alan Priest is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the year ended December 31, 2014 and December 31, 2015 were:

	2014	2015
Audit Fees (a)	$96,700	$57,000
Audit Related Fees (b)	$3,000	$0
Tax Fees (c)	$9,300	$11,154
All Other Fees (d)	$0	$0
Total:	$109,000	$68,154

(a)

Audit Fees: These fees relate to professional services rendered by Tait Weller for the 2014 audit and KPMG LLP for the 2015 audit of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)

Audit Related Fees: These fees relate to assurance and related services by Tait Weller and KPMG LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2014 and December 31, 2015, respectively, annual financial statements that are not reported under “Audit Fees” above.

(c)

Tax Fees: These fees relate to professional services rendered by Tait Weller in 2014 and KPMG LLP in 2015 for tax compliance, tax advice and tax planning. The tax services provided by Tait Weller and KPMG LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)

All Other Fees: These fees relate to products and services provided by Tait Weller in 2014 and KPMG LLP in 2015 other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,154 in 2015 and $9,300 in 2014.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item  407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item  22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sterling Capital Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date 2/26/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date 2/26/16

By (Signature and Title)	/s/ Todd M. Miller
Todd M. Miller, Treasurer
(principal financial officer)

Date 2/26/16